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Exhibit 10(a)

		       SEVENTH AMENDMENT TO
		       EMPLOYMENT AGREEMENT


   The Employment Agreement between Infinity Broadcasting Corporation, a

Delaware corporation (the "Company"), and Mel Karmazin, made as of September

10, 1990 and amended as of September 30, 1991, February 4, 1992, June 30,

1993, August 16, 1993 and June 13, 1994 (the "Employment Agreement"), is

hereby further amended as follows, effective as of May 19, 1995 or such other date on which the three-for-two stock split in the form of a 50% stock dividend declared by the Board of Directors of the Company on April 27, 1995

is distributed to stockholders (the "Effective Date").

   1.  The first sentence of the first paragraph of Exhibit B to the

Employment Agreement is amended to read as follows:

   "For each year that the EBITDA target is met, commencing with the fiscal year ending December 31, 1994, the Executive shall be granted, no later than the thirtieth day following the filing by Company of its Form 10-K with the SEC for such year, an option to acquire 168,750 shares of the Class B common stock of the Employer. The number of shares specified in the preceding sentence shall be adjusted by the Compensation Committee, as it shall in good faith determine to be appropriate to prevent any diminution or enlargement of the Executive's rights by reason of any future increase or decrease in the number of shares of Class A common stock or Class B common stock occurring at any time during the Term resulting from a stock split, stock dividend, recapitalization or other capital adjustment or contribution of capital or other assets to the Company."


   IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the Effective Date.


				    INFINITY BROADCASTING CORPORATION

                                    By:  /s/   Michael Wiener
                                       ______________________________
                                         Michael A. Wiener
                                         Co-Chairman of the Board and Secretary


                                         /s/   Mel Karmazin
                                       ______________________________
					MEL KARMAZIN

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